UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2019 (February 1, 2019)

Mr. Cooper Group Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8950 Cypress Waters Boulevard
Coppell, Texas 75019
(Address of Principal Executive Offices)

(469) 549-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On February 5, 2019, Mr. Cooper Group Inc. (“Mr. Cooper Group”) filed a Current Report on Form 8-K (the “Original Report”) to report the completion of the acquisition of all of the limited liability units of Pacific Union Financial, LLC, a California limited liability company (“PacU”) by Nationstar Mortgage LLC, a Delaware limited liability company and an indirectly held, wholly-owned subsidiary of Mr. Cooper Group. This Current Report on Form 8-K/A (the “Report”) amends the Original Report to provide historical financial statements and pro forma financial information of PacU required by Item 9.01 of Form 8-K. This Report presents historical 2018 financial statements for PacU and pro forma information based on 2018 financials.  Mr. Cooper Group expects PacU to make a positive contribution to first quarter 2019 Originations segment’s financial results.
Any statements in this Report that are not historical or current facts are forward-looking statements. These forward-looking statements include statements concerning Mr. Cooper Group’s expectations or predictions of future financial or business performance or conditions, including, but not limited to, PacU’s future financial performance. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of Mr. Cooper Group’s most recent annual report and other required documents as filed with the SEC which are available at the SEC’s website at http://www.sec.gov. Forward-looking statements speak only as of the date they are made, and Mr. Cooper Group is not under any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, except as required by law.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
The audited financial statements of Pacific Union Financial, LLC as of and for the year ended December 31, 2018 are included as Exhibit 99.1 to this Current Report on Form 8-K/A.
(b)    Pro Forma Financial Information
The unaudited pro forma condensed combined balance sheet as of December 31, 2018 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018, are included as Exhibit 99.2 to this Current Report on Form 8-K/A.
(d)    Exhibits.

Exhibit Number	Description

23.1	Consent of RSM US LLP

99.1	Audited financial statements as of and for the year ended December 31, 2018 of Pacific Union Financial, LLC

99.2	Unaudited pro forma condensed combined balance sheet as of December 31, 2018 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mr. Cooper Group Inc.

Date: April 19, 2019	By:	/s/ Christopher Marshall
Christopher Marshall Vice Chairman & Chief Financial Officer